Exhibit 99.1

Catalent Announces Upsizing and Pricing of Private Offering of Senior Unsecured Notes Due 2028

SOMERSET, N.J., February 20, 2020—Catalent, Inc. (“Catalent”) (NYSE: CTLT), the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products, today announced that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Subsidiary”), priced a private offering (the “Private Offering”) of €825.0 million in aggregate principal amount ($903.4 million U.S. dollar equivalent) of 2.375% senior unsecured notes due 2028 (the “Notes”) at par, which represents an increase of €375.0 million ($410.6 million U.S. dollar equivalent) from the offering size previously announced.

The Operating Subsidiary intends to use the net proceeds from the Private Offering to (i) redeem in full its euro-denominated 4.750% senior notes due 2024, plus any accrued and unpaid interest thereon, (ii) repay all outstanding euro-denominated term loans under its senior secured credit facilities, plus any accrued and unpaid interest thereon, (iii) pay related fees and expenses, and (iv) provide cash on its balance sheet for general corporate purposes, including capital expenditures.

The Notes will be guaranteed by all of the wholly owned U.S. subsidiaries of the Operating Subsidiary that guarantee its senior secured credit facilities. The Notes will not be guaranteed by PTS Intermediate Holdings, LLC or Catalent, the direct and indirect parent companies of the Operating Subsidiary.

The Private Offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The sale of the Notes is expected to be consummated on March 2, 2020, subject to customary closing conditions.

The Notes have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities described above and shall not constitute an offer, solicitation or sale in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful. This press release does not constitute a notice of redemption under the Indenture, or an offer to tender for, or purchase, any of the 2024 Notes or any other security.

About Catalent

Catalent, Inc. (NYSE: CTLT) is the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products. With over 85 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance and ensuring reliable global clinical and commercial product supply. Catalent employs over 13,000 people, including over 2,400 scientists and technicians, at more than 35 facilities, and in fiscal year 2019 generated over $2.5 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey. For more information, visit www.catalent.com.

Forward-Looking Statement Notice

This release contains both historical and forward-looking statements, including statements regarding the Private Offering and plans, projections and estimates regarding the use of proceeds from the Private Offering. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: participation in a highly competitive market and increased competition may adversely affect Catalent’s business; demand for Catalent’s offerings, which depends in part on Catalent’s customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect Catalent’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on Catalent’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of Catalent; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections;

fluctuations in the costs, availability, and suitability of the components of the products Catalent manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies; adverse tax, legislative or regulatory initiatives or challenges or adjustments to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisition or other transaction that may complement or expand Catalent’s business or divestment of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at our existing or any acquired facilities, offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund Catalent’s existing pension plans; substantial leverage resulting in the limited ability of Catalent to raise additional capital to fund operations and react to changes in the economy or in the industry, exposure to interest-rate risk to the extent of Catalent’s variable-rate debt, and preventing Catalent from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed August 27, 2019. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Contact:

Catalent, Inc.

Investor Contact:

Paul Surdez, 732-537-6325

investors@catalent.com

This communication is only being distributed to and is only directed at (i) persons who are outside the United Kingdom, (ii) persons who are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”), (iii) persons falling within Article 49(2)(a) to (d) (high net worth companies, unincorporated associations, etc.) of the Order, or (iv) persons to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of any securities may otherwise lawfully be communicated or cause to be communicated (all such persons together being referred to as “relevant persons”). The investments to which this press release relates are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such securities will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this press release or any of its contents.

The offer and sale of the Notes will be made pursuant to an exception under Regulation (EU) 2017/1129 (the “Prospectus Regulation”) from the requirement to produce a prospectus for offers of securities. This press release does not constitute a prospectus within the meaning of the Prospectus Regulation or an offer to the public.

Manufacturer target market (MIFID II product governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPs key information document (KID) has been prepared as not available to retail investors in the European Economic Area or the United Kingdom.

IN CONNECTION WITH THIS OFFERING, J.P. MORGAN SECURITIES PLC (OR PERSONS ACTING ON BEHALF OF J.P. MORGAN SECURITIES PLC) MAY OVER ALLOT NOTES OR EFFECT TRANSACTIONS WITH A VIEW TO SUPPORTING THE MARKET PRICE OF THE NOTES, IN EACH CASE AT A LEVEL HIGHER THAN THAT WHICH MIGHT OTHERWISE PREVAIL. HOWEVER, STABILIZATION WITH RESPECT TO THE NOTES MAY NOT NECESSARILY OCCUR. ANY STABILIZATION ACTION MAY BEGIN ON OR AFTER THE DATE ON WHICH ADEQUATE PUBLIC DISCLOSURE OF THE FINAL TERMS OF THE OFFERING IS MADE AND, IF BEGUN, MAY CEASE AT ANY TIME, BUT IT MUST END NO LATER THAN THE EARLIER OF 30 DAYS AFTER THE DATE ON WHICH WE RECEIVED THE PROCEEDS FROM THE OFFERING AND SALE OF THE NOTES AND 60 DAYS AFTER THE DATE OF THE ALLOTMENT OF THE NOTES.